                                 EXHIBIT 23.1


                         CONSENT OF ERNST & YOUNG LLP,
                             INDEPENDENT AUDITORS

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

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-55508 and S-3 No. 33-58721) and in the related Prospectuses of our report dated October 17, 1995, with respect to the consolidated financial statements of Mycogen Corporation, included in the Annual Report (Form 10-K) for the year ended August 31, 1995.



                                                  Ernst & Young LLP

San Diego, California
October 27, 1995

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